  Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of June 3, 2021 (this “Agreement”), is entered into by and among Liberated Syndication, Inc., a Nevada corporation (the “Company”), and each of the parties set forth in Schedule A to this Agreement (together, the “Purchasers”). Capitalized terms used in this Agreement but not otherwise defined have the meanings set forth in Annex I to this Agreement or in the Stock Purchase Agreement, as applicable.

RECITALS

A. The Company and the Purchasers are parties to the Stock Purchase Agreement, dated March 29, 2021 (the “Stock Purchase Agreement”), pursuant to which the Company is selling to the Purchasers, and the Purchasers are purchasing from the Company, shares of Common Stock.

B. As a condition to the obligations of the Company and the Purchasers under the Stock Purchase Agreement, the Company and the Purchasers are entering into this Agreement for the purpose of granting certain registration rights and certain other rights to the Purchasers.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, severally and not jointly, hereby agree as follows:

ARTICLE I

REGISTRATION RIGHTS

Section 1.1 Initial Shelf Registration Statement.

(a) The Company shall prepare and file an initial Shelf Registration Statement (the “Initial Shelf Registration Statement”) under the Securities Act covering all Registrable Securities no later than August 16, 2021 (the “Filing Deadline”) and shall use its commercially reasonable efforts to cause such Initial Shelf Registration Statement to become effective on or as soon as practicable after its filing but no later than December 15, 2021 (the “Effectiveness Deadline”). As soon as practicable following the date that the Initial Shelf Registration Statement becomes effective, but in any event no later than one Business Day after such date, the Company shall provide the Holders with a copy of the notice of effectiveness of such Initial Shelf Registration Statement filed by the Commission.

(b) The Company shall use its commercially reasonable efforts to cause such Initial Shelf Registration Statement filed to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Initial Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Initial Shelf Registration Statement and (ii) there are no longer any Registrable Securities outstanding (the “Effectiveness Period”).

(c) When declared effective, the Initial Shelf Registration Statement (including the documents incorporated therein by reference) shall comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Initial Shelf Registration Statement, in the light of the circumstances under which a statement is made).

Section 1.2 Subsequent Shelf Registration Statement.

(a) In the event that the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable efforts to promptly cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts to promptly amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale of Registrable Securities.

(b) If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act promptly after its filing and (ii) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period.

Section 1.3 Shelf Takedown Notice. At any time that a Shelf Registration Statement is effective, if a holder of Registrable Securities covered by such Shelf Registration Statement delivers a notice to the Company (a “Shelf Takedown Notice”) stating that the holder intends to effect an offering of all or part of its Registrable Securities included in such Shelf Registration Statement (a “Shelf Takedown”) and the Company is eligible to use such Shelf Registration Statement for such Shelf Takedown, then the Company shall take all actions reasonably required, including amending or supplementing (a “Shelf Supplement”) such Shelf Registration Statement, to enable such Registrable Securities to be offered and sold as contemplated by such Shelf Takedown Notice. Each Shelf Takedown Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown. The Company shall prepare and file with the Commission a Shelf Supplement within 10 Business Days after the date on which it received the Shelf Takedown Notice and, if such Shelf Supplement is an amendment to such Shelf Registration Statement, shall use its best efforts to cause such Shelf Supplement to be declared effective by the Commission as soon as practicable thereafter.

Section 1.4 Failure to Obtain and Maintain Effectiveness; Liquidated Damages. If:

(a) the Company (i) has not filed the Initial Shelf Registration Statement with the Commission on or prior to the Filing Deadline (a “Filing Failure”) or (ii) the Initial Shelf Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Deadline (an “Effectiveness Failure”) (in each case, other than due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to the Company for inclusion in such Initial Shelf Registration Statement), or

(b) during the Effectiveness Period, the Shelf Registration Statement ceases to remain continuously effective or the Holders are otherwise not permitted to resell Registrable Securities pursuant to the Shelf Registration Statement for more than 10 consecutive calendar days or more than an aggregate of 15 calendar days (which need not be consecutive calendar days) during any 12-month period (other than due to the inaccuracy or omission of any information relating to any Holder provided in writing or required to be provided by or on behalf of a Holder to the Company for inclusion in the Shelf Registration Statement) (a “Maintenance Failure”);

then Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of such Holder’s Purchase Price for such Registrable Securities: (1) on the date of such Filing Failure, Effectiveness Failure or Maintenance Failure, as applicable, and (2) on every 30 day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; and (III) a Maintenance Failure until such Maintenance Failure is cured. The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 1.4 are referred to herein as “Registration Delay Payments.” Each Holder agrees and acknowledges that the sums payable by the Company hereunder represent a reasonable estimate of the Holder’s damages hereunder and that Holder shall be entitled to such sum as liquidated damages, which shall be Holder’s sole and exclusive remedy; provided, however, the Company shall not be liable for Registration Delay Payments to any Holder in any month or 30 day period in excess of one percent (1%) of such Holder’s Purchase Price until the Effectiveness Deadline, after which the Company shall not be liable for Registration Delay Payments to any Holder in any month or 30 day period in excess of two percent (2%) of such Holder’s Purchase Price.

Section 1.5 Expenses.

(a) The Company shall pay all Registration Expenses in connection with any Shelf Registration Statement whether or not any sale is made pursuant to such Shelf Registration Statement.

(b) “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities, file a Shelf Registration Statement and any preliminary prospectus or final prospectus contained therein, including any free writing prospectus related thereto or any amendment or supplement thereof, pursuant to this Agreement and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of independent public accountants and counsel for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance.

(c) The Company will not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights under this Agreement except as otherwise specifically set forth in this Agreement or the Stock Purchase Agreement.

Section 1.6 Indemnification.

(a) Indemnification by the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, its directors, officers, partners, members, employees, investment advisers, agents, representatives and managers, and each other Person, if any, who controls such Holder, within the meaning of the Securities Act and the Exchange Act, and the directors, officers, partners, members, employees, investment advisers, agents, representatives and managers of such controlling Person, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses), including any of the foregoing incurred in settlement of any litigation commenced or threatened by any party other than a Holder (collectively, “Losses”), joint or several, to which such Holder or controlling Person or directors, officers, employees, agents, representatives or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto.

 (b) Indemnification by the Holders. Each Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees, representatives and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to information regarding such Holder furnished in writing by or on behalf of such Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto. The maximum liability of each Holder for any such indemnification shall not exceed the amount of net proceeds received by such Holder from the sale of such Holder’s Registrable Securities.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 1.6(c) except to the extent that the indemnifying party is materially prejudiced by such failure. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 1.6 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds received by such Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 1.6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 1.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company shall:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) upon the request of any Holder, together with its Affiliates, wishing to sell any Registrable Securities under Rule 144 on a date no less than six (6) months after the date on which the Purchased Securities are issued, and at the Company’s sole expense, cause its legal counsel to issue a Rule 144 legal opinion for the resale of the Purchased Securities, as long as the conditions of Rule 144 apply. If the Company does not cause its counsel to issue a Rule 144 legal opinion within ten (10) Business Days of a request by the Holder, then the Holder may choose its own legal counsel to issue said opinion, which the Company will not unreasonably oppose and shall take all commercially reasonable steps to facilitate, and the Company shall reimburse the Holder for all of its legal fees related thereto; and

(d) so long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of the Company that it has complied with the reporting requirements of Rule 144.

Section 1.8 Obligations of the Holder.

(a) It shall be a condition precedent to the obligations of the Company to effect the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten trading days prior to the first anticipated filing date of a Shelf Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder.

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Shelf Registration Statement required to be filed hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Shelf Registration Statement.

(c) Upon receipt of any notice from the Company of (i) the happening of any event of the kind, as a result of which the prospectus included in any Shelf Registration Statement that includes Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading) or (ii) the issuance of any stop order or other suspension of the effectiveness of any Registration Statement that includes Registrable Securities, each Holder shall immediately discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such Holder’s receipt of notice from the Company that they may continue with such disposition, and, if so directed by the Company, such Holder shall destroy all copies in such Holder’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice and the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to the Registration Delay Payments in accordance with Section 1.4.

Section 1.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Purchasers by the Company under this Article I may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

ARTICLE II

TRANSFER

Section 2.1 Transferability. The Shares will be freely transferable except as otherwise set forth in Section 2.2 below.

Section 2.2 Restrictions on Transfer. Without the written consent of the Company, no Holder will transfer any Shares in a transaction that, to the knowledge of such Holder, would result in the acquisition of voting securities by any Person or group that, after such acquisition, will beneficially own in excess of 5% of the voting power of the Company; provided that such Holder shall be permitted to transfer Shares to another Holder or its Affiliates; provided, further, that nothing herein shall restrict or limit a Purchaser’s ability to sell or otherwise dispose of any Shares in open market transactions where the identity of the purchaser is not readily available.

ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and demands provided for by this Agreement will be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to a Purchaser, to such addresses indicated on Schedule A attached hereto.

(b) If to the Company:

Liberated Syndication, Inc.
5001 Baum Blvd, Suite 770
Pittsburgh, PA 15213
Attention: Laurie Sims
Email: laurie@libsyn.com

with a copy to:

Faegre Drinker Biddle & Reath LLP
1144 15th Street, Suite 3400
Denver, Colorado 80202
Attention: Jeffrey A. Sherman
Email: jeff.sherman@faegredrinker.com

or, if to a transferee of a Purchaser, to the transferee at the address provided pursuant to Section 1.9 above. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of e-mail, if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted.

Section 3.3 Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser in accordance with Section 1.9 above.

Section 3.4 Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth in this Agreement with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.5 Specific Performance. Damages in the event of breach of this Agreement by a party to this Agreement would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a party under this Agreement, such action shall be in such party’s sole discretion unless otherwise specified

Section 3.8 Governing Law, Submission to Jurisdiction.

(a) NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

(b) Each of the parties to this Agreement irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby shall be brought and determined by courts of the State of Delaware and the federal courts of the United States of America located in Delaware, and each of the parties to this Agreement irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.

Section 3.9 Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, AND AGREE TO CAUSE THEIR AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties in respect of the subject matter contained in such agreements. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption Against Drafting Party. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties to this Agreement covenants, agrees and acknowledges that no Person other than the Purchasers, their respective permitted assignees and the Company has any obligation under this Agreement and that, notwithstanding that one or more of the Company and the Purchasers or their respective permitted assigns may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection with this Agreement will be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Company or the Purchasers or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Company or the Purchasers or any of their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Company or the Purchasers or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection with this Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.

Section 3.15 Attorneys’ Fees. In the event an Action is brought to enforce or interpret any provision of this Agreement, the prevailing party, or in the event that there is no prevailing party, then the substantially prevailing party, shall be entitled to recover documented fees and costs of legal counsel in an amount to be fixed by the court.

Section 3.16 Press Release. The Company shall, by 5:00 p.m., New York City time, on the fourth business day immediately following the date of this Agreement, issue one or more press releases (collectively, the “Disclosure Press Release”) disclosing all material terms contained in this Agreement, and any other material, non-public information that the Company or any of its officers, employees or agents on behalf of the Company, has provided to the Purchasers at any time prior to issuing the Disclosure Press Release.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

LIBERATED SYNDICATION, INC.

By: /s/ Laurie Ann Sims
Name: Laurie Ann Sims
Title: President and COO

[PURCHASERS]

By: _________________________________
Name:
Title:

ANNEX I

DEFINED TERMS

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of Pennsylvania are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Company” has the meaning set forth in the introductory paragraph.

“Disclosure Press Release” has the meaning set forth in Section 3.16.

“Effectiveness Deadline” has the meaning set forth in Section 1.1(a).

“Effectiveness Failure” has the meaning set forth in Section 1.4(a).

“Effectiveness Period” has the meaning set forth in Section 1.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 1.1(a).

“Filing Failure” has the meaning set forth in Section 1.4(a).

“Holder” means the record holder of any Registrable Securities.

“Initial Shelf Registration Statement” has the meaning set forth in Section 1.1(a).

“Losses” has the meaning set forth in Section 1.6(a).

“Maintenance Failure” has the meaning set forth in Section 1.4(b).

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Purchasers” has the meaning set forth in the introductory paragraph.

“Registrable Securities” means the Purchased Securities until the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by the Company or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed.

“Registration Delay Payments” has the meaning set forth in Section 1.4(b).

“Registration Expenses” has the meaning set forth in Section 1.5(b).

“Rule 144” has the meaning set forth in the definition of “Registrable Securities”.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Shares” means shares of Common Stock.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Shelf Supplement” has the meaning set forth in Section 1.3.

“Shelf Takedown” has the meaning set forth in Section 1.3.

“Shelf Takedown Notice” has the meaning set forth in Section 1.3.

“Stock Purchase Agreement” has the meaning set forth in the recitals.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 1.2(a).